SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 15, 2004

IDX Systems Corporation

(Exact name of registrant as specified in charter)

Vermont	0-26816	03-0222230
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

40 IDX Drive, South Burlington, VT	05403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  802-862-1022

(Former name or former address, if changed since last report)

Item 12.    Results of Operations and Financial Condition

On March 15, 2004, IDX Systems Corporation issued a press release reporting corrected financial results for the quarter ended December 31, 2003 and for the year ended December 31, 2003, which results it had previously announced in a press release on February 12, 2004 (which had been furnished on a Current Report on Form 8-K dated February 12, 2004). The full text of the press release issued March 15, 2004 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2004	IDX Systems Corporation

	By:	/S/ JOHN A. KANE
John A. Kane Senior Vice President, Finance and Administration, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 15, 2004